CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.2
AMERIGAS PROPANE, INC.
2010 LONG-TERM INCENTIVE PLAN
ON BEHALF OF AMERIGAS PARTNERS, L.P.
PERFORMANCE UNIT GRANT LETTER
This PERFORMANCE UNIT GRANT, dated January 1, 2017 (the “Date of Grant”), is delivered by AmeriGas Propane, Inc. (the “Company”) to you (the “Participant”).
RECITALS
WHEREAS, the AmeriGas Propane, Inc. 2010 Long-Term Incentive Plan on Behalf of AmeriGas Partners, L.P. (the “Plan”) provides for the grant of performance units (“Performance Units”) with respect to common units of AmeriGas Partners, L.P. (“APLP”);
WHEREAS, the Plan has been adopted by the Board of Directors of the Company, and approved by the common unit holders of APLP (“Unitholders”);
WHEREAS, a Performance Unit is a performance unit that represents the value of one common unit of APLP (“Common Unit”);
WHEREAS, the Compensation/Pension Committee of the Board of Directors of the Company (the “Committee”) has decided to grant Performance Units to the Participant on the terms described below; and
WHEREAS, the Participant’s portal in the Morgan Stanley website for Plan participants (the “Grant Summary”) sets forth the target number of Performance Units granted to the Participant with respect to this grant as described in this grant letter (the “Grant Letter”).
NOW, THEREFORE, the parties to this Grant Letter, intending to be legally bound hereby, agree as follows:
1.Grant of Performance Units. Subject to the terms and conditions set forth in this Grant Letter and in the Plan, the Committee hereby grants to the Participant a target award of the number of Performance Units specified in the Grant Summary (the “Target Award”), which consists of the TUR Target Award and the Customer Gain/Loss Target Award described below. The Performance Units will be earned and payable if and to the extent that the Performance Goals (described below) and other conditions of the Grant Letter are met. The Performance Units are granted with Distribution Equivalents (as defined in the Plan).

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.    Performance Goals: Overview.
(a)    Conditions to Payment. The Participant shall earn the right to payment of the Performance Units if the Performance Goals described below are met for the applicable Performance Period (as described below), and if the Participant continues to be employed by, or provide service to, the Company and its Affiliates (as defined in the Plan) through December 31, 2019. All payments described in this Section 2 with respect to the Performance Units are subject to the Participant’s continued employment or service with the Company and its Affiliates through December 31, 2019, except as provided in Section 6 or 9.
(b)    Performance Period and Performance Goals. The Performance Period with respect to the Total Unitholder Return (“TUR”) goals is the period beginning January 1, 2017 and ending December 31, 2019 and the Performance Period with respect to the Customer Gain/Loss (“Customer Gain/Loss”) goals is the period beginning October 1, 2016 and ending September 30, 2019. The TUR goals and Customer Gain/Loss goals are referred to as the “Performance Goals.” The Performance Goals based on TUR are referred to as the “TUR Performance Goals,” and the Performance Goals based on Customer Gain/Loss are referred to as the “Customer Gain/Loss Performance Goals.”
(c)    Target Awards. Payment of Performance Units will be based on achievement of the Performance Goals and continued employment as follows:
(i)    A portion of the Target Award specified in the Grant Summary will be based on attainment of the TUR Performance Goals and continued employment or service as described herein (the “TUR Target Award”).
(ii)    A portion of the Target Award specified in the Grant Summary will be based on attainment of the Customer Gain/Loss Performance Goals and continued employment or service as described herein (the “Customer Gain/Loss Target Award”).
(d)     Certification by the Committee. After the end of the applicable Performance Period, the Committee will determine whether and to what extent the Performance Goals have been met and the amount, if any, to be paid with respect to the Performance Units.
3.    TUR Performance Goals.
(a)    Subject to adjustment as described in Section 4 below, the TUR Target Award will be payable if and to the extent that the TUR for APLP equals the median TUR of the Alerian Index comparison group described below (the “Alerian Peer Group”) for the Performance Period and the Participant continues in employment or service with the Company or an Affiliate through December 31, 2019, subject to Sections 6 and 9 below.
(b)    For purposes of calculations under this Section 3, the Alerian Peer Group consists of those master limited partnerships that are in the Alerian MLP Index as in effect as of the beginning of the Performance Period, as set forth on the attached Exhibit A (the “Alerian MLP Index”). If a company is added to the Alerian MLP Index during the Performance Period, that

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

company is not included in the TUR calculation. A company that is included in the Alerian MLP Index at the beginning of the Performance Period will be removed from the TUR calculation only if the company ceases to exist as a publicly traded entity during the Performance Period, consistent with the methodology described in subsection (c) below. The actual award of Performance Units with respect to TUR performance may be higher or lower than the TUR Target Award, or it may be zero, based on APLP’s TUR percentile rank relative to the companies in the Alerian Peer Group, as follows:

APLP’s TUR Rank Based on the Alerian Peer Group (Percentile) 90th 75th 60th 50th 40th 25th less than 25th	Percentage of TUR Target Award 200% 162.5% 125% 100% 70% 25% 0%

The award percentage will be interpolated between each of the measuring points and will be adjusted as described in Section 4.
(c)    For purposes of calculating TUR for the TUR Performance Goals under this Section 3, TUR shall be calculated by the Company using the comparative returns methodology used by Bloomberg L.P. or its successor at the time of the calculation. The price used for determining TUR at the beginning and the end of the Performance Period will be the average price for the calendar quarter preceding the beginning of the Performance Period (i.e., the calendar quarter ending on December 31, 2016) and the calendar quarter ending on the last day of the Performance Period (i.e., the calendar quarter ending on December 31, 2019), respectively. The TUR calculation gives effect to all dividends throughout the Performance Period as if they had been reinvested.
(d)    The TUR Target Award is the amount designated for 100% (50th TUR rank) performance. Under this Section 3, the Participant can earn up to 200% of the TUR Target Award if APLP’s TUR percentile rank exceeds the 50th TUR percentile rank, according to the foregoing schedule and subject to adjustment as described in Section 4.

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.    Adjustment to TUR Results Based on Peer MLP Performance Goals. The TUR performance results based on the Alerian Peer Group in Section 3 shall be adjusted as described in this Section 4 to determine the actual award of Performance Units that is payable based on attainment of the TUR Performance Goals.
(a)    Modifier. To determine the modifier, the TUR for APLP shall be compared to the TUR of Suburban Propane Partners, L.P. and Ferrellgas Partners, L.P. (collectively the “Peer MLPs”) for the Performance Period, as follows:

APLP rank compared to the Peer MLPs	Modifier
1st	130%
2nd	100%
3rd	70%

The modifier shall be applied at the end of the Performance Period, after the TUR performance results under Section 3 have been determined. Notwithstanding the foregoing, in no event may the percentage exceed 200% of the TUR Target Award.
(b)    Examples. For example, if the TUR results under Section 3 would produce a 100% award and the modifier under this Section 4 is 130%, the award based on attainment of the TUR Performance Goals would be 130% of the TUR Target Award, subject to continued employment or service as described herein. If the TUR results under Section 3 would produce a 200% award and the modifier under this Section 4 is 130%, the award based on attainment of the TUR Performance Goals would be 200% of the TUR Target Award, subject to continued employment or service as described herein.
(c)    Adjustment Events. If one of the Peer MLPs ceases to exist as a publicly traded entity during the Performance Period, as determined consistent with the methodology described in subsection (d) below, or declares bankruptcy (each, an “Adjustment Event”), the modification described in subsection (a) shall be changed as follows:
(i)    Adjustment Event on or before December 31, 2017. If an Adjustment Event occurs on or before December 31, 2017, no adjustment shall be made under this Section 4 to the TUR performance results under Section 3. Instead, the amount of Performance Units that will become payable based on TUR performance shall be based solely on achievement of the Alerian MLP Index Performance Goals as set forth in Section 3 above.
(ii)    Adjustment Event on or after January 1, 2018 through December 31, 2018. If an Adjustment Event occurs on or after January 1, 2018 through December 31, 2018, APLP’s TUR shall be compared to the TUR of the Peer MLPs as of the day immediately prior to the first public announcement of the Adjustment Event to determine APLP’s performance ranking against the Peer MLPs. One-half of the modifier that would otherwise be applied under subsection (a) shall be applied to the TUR performance

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

results described in Section 3 at the end of the Performance Period. For example, if the TUR results under Section 3 would produce a 100% award and the modifier otherwise calculated under this Section 4 is 130%, the award based on attainment of the TUR Performance Goals would be 115% of the TUR Target Award, subject to continued employment as described herein.
(iii)    Adjustment Event on or after January 1, 2019. If an Adjustment Event occurs on or after January 1, 2019 through December 31, 2019, APLP’s TUR shall be compared to the TUR of the Peer MLPs as of the day immediately prior to the first public announcement of the Adjustment Event to determine APLP’s performance ranking against the Peer MLPs. The full modifier described in subsection (a) shall be applied to the TUR performance results described in Section 3 at the end of the Performance Period. For example, if the TUR results under Section 3 would produce a 100% award and the modifier otherwise calculated under this Section 4 is 130%, the award based on attainment of the TUR Performance Goals would be 130% of the TUR Target Award, subject to continued employment as described herein.
(d)    Calculation of TUR for Peer MLP Performance Goals. For purposes of calculating TUR for the Peer MLP Performance Goals, TUR shall be calculated by the Company using the comparative returns methodology used by Bloomberg L.P. or its successor at the time of the calculation. The price used for determining TUR at the beginning of the Performance Period will be the average price for the calendar quarter preceding the beginning of the Performance Period (i.e., the calendar quarter ending on December 31, 2016). If TUR is measured as of December 31, 2019, the price used for determining TUR at the end of the Performance Period ending December 31, 2019 will be the average price for the calendar quarter ending on the last day of the Performance Period (i.e., the calendar quarter ending on December 31, 2019). If TUR is measured as of the day immediately prior to the first public announcement of an Adjustment Event, the price used for determining TUR at such date will be the average price for the 90 calendar day period ending on the day immediately prior to the first public announcement of the Adjustment Event. The TUR calculation gives effect to all dividends throughout the applicable Performance Period, as if such dividends had been reinvested.
5.    Customer Gain/Loss Performance Goals. The Customer Gain/Loss Target Award will be payable if and to the extent that the following Customer Gain/Loss Performance Goals are met for the Performance Period and the Participant continues in employment or service with the Company and its Affiliates through December 31, 2019, subject to Sections 6 and 9 below.
(a)    Performance Goals. For the Performance Period beginning October 1, 2016 and ending September 30, 2019, a portion of the Customer Gain/Loss Target Award may be earned based on the extent to which the Customer Gain or Loss for the Performance Period meets the Customer Gain/Loss Performance Goals:

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Customer Gain/Loss Performance Goals
Threshold	Target	Maximum
[***]	[***]	[***]

Attainment of Customer Gain/Loss Performance Goals for the Performance Period	Percentage of Customer Gain/Loss Target Award Earned
Less than Threshold	0%
Threshold	25%
Target	100%
Maximum	200%

The award percentage will be interpolated between each of the measuring points.

(b)    Customer Gain/Loss for the Performance Period. The Customer Gain or Loss for the Performance Period shall be calculated by comparing the Starting Customer Count to the number of Customers on the last day of the Performance Period, as determined in accordance with the calculation methodology approved by the Committee as of the Date of Grant and described in Exhibit B.
6.    Termination of Employment or Service.
(a)    Except as described below, if the Participant ceases to be employed by, or provide services to, the Company and its Affiliates before December 31, 2019, the Performance Units and all Distribution Equivalents credited under this Grant Letter will be forfeited.
(b)    If the Participant terminates employment or service with the Company and its Affiliates on account of Retirement (as defined below), Disability (as defined in the Plan) or death, the Participant will earn a pro-rata portion of the Participant’s outstanding Performance Units and Distribution Equivalents, if the Performance Goals and the requirements of this Grant Letter are met. The prorated portion will be determined as the amount that would otherwise be paid after December 31, 2019, based on achievement of the Performance Goals for the applicable Performance Period, multiplied by a fraction, the numerator of which is the number of calendar years from January 1, 2017 through December 31, 2019 in which the Participant has been employed by, or provided service to, the Company or its Affiliates and the denominator of which is three. For purposes of the proration calculation, the calendar year in which the Participant’s termination of employment or service on account of Retirement, Disability, or death occurs will be counted as a full year.
(c)    In the event of termination of employment or service with the Company and its Affiliates on account of Retirement, Disability or death, the prorated amount shall be paid between January 1, 2020 and March 15, 2020 pursuant to Section 7, except as provided in Section 9.

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.    Payment with Respect to Performance Units. If the Committee determines that the conditions to payment of the Performance Units have been met, the Company shall pay to the Participant (i) Common Units equal to the number of Performance Units to be paid according to achievement of the Performance Goals, up to the Target Award, provided that the Company may withhold Common Units to cover required tax withholding in an amount equal to the minimum statutory tax withholding requirement in respect of the Performance Units earned up to the Target Award, and (ii) cash in an amount equal to the Fair Market Value (as defined in the Plan) of the number of Common Units equal to the Performance Units to be paid in excess of the Target Award, subject to applicable tax withholding. Payment shall be made between January 1, 2020 and March 15, 2020, except as provided in Section 9.
8.    Distribution Equivalents with Respect to Performance Units.
(a)    Distribution Equivalents shall accrue with respect to Performance Units and shall be payable subject to the same Performance Goals and terms as the Performance Units to which they relate. Distribution Equivalents shall be credited with respect to the Target Award of Performance Units from the Date of Grant until the payment date. If and to the extent that underlying Performance Units are forfeited, all related Distribution Equivalents shall also be forfeited.
(b)    While the Performance Units are outstanding, the Company will keep records of Distribution Equivalents in a bookkeeping account for the Participant. On each payment date for a distribution paid by APLP on its Common Units, the Company shall credit to the Participant’s account an amount equal to the Distribution Equivalents associated with the Target Award of Performance Units held by the Participant on the record date for the distribution. No interest will be credited to any such account. The Distribution Equivalents shall be payable if and to the extent that the underlying Performance Units are payable. The target amount of Distribution Equivalents (100% of the Distribution Equivalents credited to the Participant’s account) will be payable if the applicable Performance Goals are met at target, subject to continued employment. The Participant can earn from 0% to 200% of the target amount of the Distribution Equivalents based on attainment of the Performance Goals and continued employment or service with the Company or an Affiliate.
(c)    Except as described in Section 6(b) above or Section 9, if the Participant’s employment or service with the Company and its Affiliates terminates before December 31, 2019, all Distribution Equivalents will be forfeited.
(d)    Distribution Equivalents will be paid in cash at the same time and on the same terms as the underlying Performance Units are paid, after the Committee determines that the conditions to payment have been met.
9.    Change of Control.
(a)    If a Change of Control (as defined below) occurs, the Performance Units and Distribution Equivalents shall not automatically become payable upon the Change of Control but, instead, shall become payable as described in this Section 9. The Committee may take such

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

other actions with respect to the Performance Units and Distribution Equivalents as it deems appropriate pursuant to the Plan. The term “Change of Control” shall mean a Change of Control, as defined in the Plan. In addition, “Change of Control” shall include any of the events with respect to UGI Utilities, Inc. (“Utilities”) defined as a “Change of Control” on Exhibit D hereto to the extent that the Participant is employed by Utilities or a subsidiary of Utilities as of the date of the occurrence of such event.
(b)    If a Change of Control occurs on or before December 31, 2019, the Committee shall calculate a Change of Control Amount as follows:
(i)    The Performance Period shall end as of the closing date of the Change of Control (the “Change of Control Date”). The TUR ending date calculations for the Performance Period shall be based on the 90 calendar day period ending on the Change of Control Date, subject to adjustment as provided in Section 4 above with respect to an Adjustment Event that occurred before the Change of Control Date. Achievement of the Customer Gain/Loss Performance Goals for the Performance Period shall be deemed to be at target (equal to the Customer Gain/Loss Target Award).
(ii)    The Committee shall calculate a “Change of Control Amount” equal to (A) the greater of (x) the TUR Target Award amount or (y) the amount of Performance Units that would be payable based on the Company’s achievement of the TUR Performance Goals as of the Change of Control Date as described in subsection (i) above, plus (B) the Customer Gain/Loss Target Award amount.
(iii)    The Change of Control Amount shall include related Distribution Equivalents and, if applicable, interest, as described below.
(iv)    The Committee shall determine whether the Change of Control Amount attributable to Performance Units shall be (A) converted to units with respect to shares or other equity interests of the acquiring company or its parent (“Successor Units”), in which case Distribution Equivalents shall continue to be credited on the Successor Units, or (B) valued based on the Fair Market Value of the Performance Units as of the Change of Control Date and credited to a bookkeeping account for the Participant, in which case interest shall be credited on the amount so determined at a market rate for the period between the Change of Control Date and the applicable payment date. Notwithstanding the provisions of Section 7, all payments on and after a Change of Control shall be made in cash. If alternative (A) above is used, the cash payment shall equal the Fair Market Value on the date of payment of the number of shares or other equity interests underlying the Successor Units, plus accrued Distribution Equivalents. All payments shall be subject to applicable tax withholding.
(c)    If a Change of Control occurs and the Participant continues in employment or service with the Company or an Affiliate through December 31, 2019, the Change of Control Amount shall be paid in cash between January 1, 2020 and March 15, 2020.

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)    If a Change of Control occurs and the Participant has a Termination without Cause or a Good Reason Termination, in either case upon or within two years after the Change of Control Date and before December 31, 2019, the Change of Control Amount shall be paid in cash within 30 days after the Participant’s separation from service, subject to Section 17 below.
(e)    If a Change of Control occurs and the Participant terminates employment or service with the Company and its Affiliates on account of Retirement, Disability or death upon or after the Change of Control Date and before December 31, 2019, the Change of Control Amount shall be paid in cash within 30 days after the Participant’s separation from service, subject to Section 17 below; provided that, if required by section 409A, if the Participant’s Retirement, Disability or death occurs more than two years after the Change of Control Date, payment will be made between January 1, 2020 and March 15, 2020, and not upon the earlier separation from service.
(f)    If a Participant’s employment or service with the Company and its Affiliates terminates on account of Retirement, death or Disability before a Change of Control, and a Change of Control subsequently occurs on or before December 31, 2019, the prorated amount described in Section 6(b) shall be calculated by multiplying the fraction described in Section 6(b) by the Change of Control Amount. The prorated Change of Control Amount shall be paid in cash within 30 days after the Change of Control Date, subject to Section 17 below.
10.    Restrictive Covenants.
(a)    The Participant acknowledges and agrees that, in consideration for the grant of Performance Units, the Participant agrees to comply with all written restrictive covenants and agreements with the Company and its affiliates, including non-competition, non-solicitation and confidentiality covenants (collectively, the “Restrictive Covenants”).
(b)    The Participant acknowledges and agrees that in the event the Participant breaches any of the Restrictive Covenants:
(i)The Committee may in its discretion determine that the Participant shall forfeit the outstanding Performance Units (without regard to whether the Performance Units have vested), and the outstanding Performance Units shall immediately terminate; and
(ii)    If the Participant breaches any of the Restrictive Covenants within 12 months following receipt of any shares of Common Stock upon settlement of the Performance Units, the Committee may in its discretion require the Participant to return to the Company any such shares of Common Stock; provided, that if the Participant has disposed of any such shares of Common Stock received upon settlement of the Performance Units, then the Committee may require the Participant to pay to the Company, in cash, the fair market value of such shares of Common Stock as of the date of disposition.
11.    Definitions. For purposes of this Grant Letter, the following terms will have the meanings set forth below:

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)    “Employed by, or provide service to, the Company or its Affiliates” shall mean employment or service as an employee or director of the Company or its Affiliates. The Participant shall not be considered to have a termination of employment or service under this Grant Letter until the Participant is no longer employed by, or performing services for, the Company and its Affiliates.
(b)    “Good Reason Termination” shall mean a termination of employment or service with the Company and its Affiliates initiated by the Participant upon or after a Change of Control upon one or more of the following events:
(i)    a material diminution in the authority, duties or responsibilities held by the Participant immediately prior to the Change of Control;
(ii)    a material diminution in the Participant’s base salary as in effect immediately prior to the Change of Control; or
(iii)    a material change in the geographic location at which the Participant must perform services (which, for purposes of this Agreement, means the Participant is required to report, other than on a temporary basis (less than 12 months), to a location which is more than 50 miles from the Participant’s principal place of business immediately before the Change of Control, without the Participant’s express written consent).
Notwithstanding the foregoing, the Participant shall be considered to have a Good Reason Termination only if the Participant provides written notice to the Company, pursuant to Section 19, specifying in reasonable detail the events or conditions upon which the Participant is basing such Good Reason Termination and the Participant provides such notice within 90 days after the event that gives rise to the Good Reason Termination. Within 30 days after notice has been provided, the Company and its Affiliates shall have the opportunity, but shall have no obligation, to cure such events or conditions that give rise to the Good Reason Termination. If the Company or an Affiliate does not cure such events or conditions within the 30-day period, the Participant may terminate employment or service with the Company and its Affiliates based on Good Reason Termination within 30 days after the expiration of the cure period.
Notwithstanding the foregoing, if the Participant has in effect a Change in Control Agreement with the Company or an Affiliate, the term “Good Reason Termination” shall have the meaning given that term in the Change in Control Agreement.
(c)    “Retirement” means the Participant’s separation from employment or service with the Company and its Affiliates upon or after attaining (i) age 55 with at least 10 years of service with the Company and its Affiliates, or (ii) age 65 with at least 5 years of service with the Company and its Affiliates.
(d)    “Termination without Cause” means termination of employment or service by the Company and its Affiliates for the convenience of the Company or an Affiliate for any reason other than (i) theft, misappropriation of funds or conduct that has an adverse effect on the

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

reputation of the Company and its Affiliates, (ii) conviction of a felony or a crime involving moral turpitude, (iii) material breach of the Company’s or an Affiliate’s written code of conduct, or other material written employment policies, applicable to the Participant, (iv) breach of any written confidentiality, non-competition or non-solicitation covenant between the Participant and the Company or an Affiliate, (v) gross misconduct in the performance of duties, or (vi) intentional refusal or failure to perform the material duties of the Participant’s position.
12.    Withholding. All payments under this Grant Letter are subject to applicable tax withholding. The Participant shall be required to pay to the Company, or make other arrangements satisfactory to the Company to provide for the payment of, any federal (including FICA), state, local or other taxes that the Company is required to withhold with respect to the payments under this Grant Letter. The Company may withhold from cash distributions to cover required tax withholding, or may withhold Units to cover required tax withholding in an amount equal to the minimum applicable tax withholding amount.
13.    Grant Subject to Plan Provisions and Company Policies; Committee Discretion.
(a)    This grant is made pursuant to the Plan which is incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and payment of Performance Units and Distribution Equivalents are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) the registration, qualification or listing of the Common Units, (ii) adjustments pursuant to Section 5(c) of the Plan and (iii) other requirements of applicable law.
(b)    The Committee shall have the sole and absolute authority to interpret and construe the grant pursuant to the terms of the Plan, including discretion to determine whether and to what extent the Performance Goals are met and, when calculating performance results, to make such adjustments as it deems appropriate. The Committee’s decisions shall be conclusive as to any questions arising hereunder.
(c)    This Performance Unit grant and all Common Units issued pursuant to this Performance Unit grant shall be subject to the UGI Corporation Stock Ownership Policy as adopted by the Board of Directors of UGI Corporation or the Company and any applicable clawback and other policies implemented by the Board of Directors of UGI Corporation or the Company, as in effect from time to time.
14.    No Employment or Other Rights. The grant of Performance Units shall not confer upon the Participant any right to be retained by or in the employ or service of the Company and its Affiliates and shall not interfere in any way with the right of the Company and its Affiliates to terminate the Participant’s employment at any time. The right of the Company and its Affiliates to terminate at will the Participant’s employment at any time for any reason is specifically reserved.
15.    No Unit Holder Rights. Neither the Participant, nor any person entitled to receive payment in the event of the Participant’s death, shall have any of the rights and privileges of a

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Unitholder with respect to the Common Units related to the Performance Units, unless and until Common Units have been distributed to the Participant or successor.
16.    Assignment and Transfers. The rights and interests of the Participant under this Grant Letter may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Participant, by will or by the laws of descent and distribution. If the Participant dies, any payments to be made under this Grant Letter after the Participant’s death shall be paid to the Participant’s estate. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and Affiliates.
17.    Compliance with Code Section 409A. Notwithstanding the other provisions hereof, this Grant Letter is intended to comply with the requirements of section 409A of the Internal Revenue Code of 1986, as amended, or an exception, and shall be administered accordingly. Any reference to a Participant’s termination of employment or service shall mean a Participant’s “separation from service,” as such term is defined under section 409A. For purposes of section 409A, each payment of compensation under this Grant Letter shall be treated as a separate payment. Notwithstanding anything in this Grant Letter to the contrary, if the Participant is a “key employee” under section 409A and if payment of any amount under this Grant Letter is required to be delayed for a period of six months after separation from service pursuant to section 409A, payment of such amount shall be delayed as required by section 409A and shall be paid within 10 days after the end of the six-month period. If the Participant dies during such six-month period, the amounts withheld on account of section 409A shall be paid to the personal representative of the Participant’s estate within 60 days after the date of the Participant’s death. Notwithstanding anything in this Grant Letter to the contrary, if a Change of Control is not a “change in control event” under section 409A, any Performance Units and Distribution Equivalents that are payable pursuant to Section 9 shall be paid to the Participant between January 1, 2020 and March 15, 2020, and not upon the earlier separation from service, if required by section 409A.
18.    Applicable Law. The validity, construction, interpretation and effect of this Grant Letter shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflicts of laws provisions thereof.
19.    Notice. Any notice to the Company provided for in this Grant Letter shall be addressed to the Company in care of the Corporate Secretary at the Company’s headquarters, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Company, or to such other address as the Participant may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.
20.    Acknowledgement. By accepting this grant through the Morgan Stanley on-line system, the Participant (i) acknowledges receipt of the Plan incorporated herein, (ii) acknowledges that he or she has read the Grant Summary and Grant Letter and understands the terms and conditions of them, (iii) accepts the Performance Units described in the Grant Letter, (iv) agrees to be bound by the terms of the Plan and the Grant Letter, and (v) agrees that all the decisions and

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

determinations of the Board or the Committee shall be final and binding on the Participant and any other person having or claiming a right under this grant.

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A
Performance Period January 1, 2017 through December 31, 2019
Alerian MLP Index

Alliance Resource Partners LP
AmeriGas Partners LP
Antero Midstream Partners LP
Boardwalk Pipeline Partners LP
Buckeye Partners LP
Cheniere Energy Partners LP
Columbia Pipeline Partners LP
Crestwood Equity Partners LP
DCP Midstream Partners LP
Dominion Midstream Partners LP
Enable Midstream Partners LP
Enbridge Energy Partners LP
Energy Transfer Partners LP
EnLink Midstream Partners LP
Enterprise Products Partners LP
EQT Midstream Partners LP
Genesis Energy LP
Golar LNG Partners LP
Holly Energy Partners LP
Magellan Midstream Partners LP
Martin Midstream Partners LP

MPLX LP
NGL Energy Partners LP
NuStar Energy LP
ONEOK Partners LP
Phillips 66 Partners LP
Plains All American Pipeline LP
Rice Midstream Partners LP
Shell Midstream Partners LP
Spectra Energy Partners LP
Suburban Propane Partners LP
Summit Midstream Partners LP
Sunoco Logistics Partners LP
Sunoco LP
Tallgrass Energy Partners LP
TC PipeLines LP
Teekay LNG Partners LP
Teekay Offshore Partners LP
Terra Nitrogen Co LP
Tesoro Logistics LP
Valero Energy Partners LP
Western Gas Partners LP
Williams Partners LP

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B
Calculation Methodology
For purposes of calculation of Customer Gain or Loss pursuant to Section 5(b):
(i)    “Customer” shall mean an [***] as of the applicable measurement date [***] the applicable measurement date as reflected in the Company’s [***] reporting system (or any successor system); provided that the definition of Customer shall not include [***] otherwise meeting the definition of Customer but (i) located in [***], (ii) related to the Company’s [***] programs, (iii) acquired by the Company from an unrelated business (provided that such acquired [***] shall be excluded only until such time as they shall have been required to be included in the Starting Customer Count (as set forth below)), or (iv) located in [***] ([***] set forth on Exhibit C, as in effect as of the date hereof and as the same may be reorganized or reconstituted during the term hereof). For the avoidance of doubt, (x) an [***] divested by the Company to an unrelated business shall cease to be a Customer immediately following the date of divestiture, and (y) an acquired [***] (including any [***] originated at the acquired business following the acquisition and prior to the integration referenced below) shall not be included in any Customer calculations unless and until the [***] requirements of the definition of Customer shall have been satisfied following the integration of such acquired [***] into the Company’s [***] reporting system (or any successor system). The Company shall track such acquired [***]for [***].
(ii)    The “Starting Customer Count” shall be determined as follows:
(1)    The Starting Customer Count as of October 1, 2016 shall be deemed to be [***], and shall be adjusted as described in subsection (2) below. For the avoidance of doubt, such Starting Customer Count excludes [***] that would constitute Customers but for application of clause (iv) of the “Customer” definition above.
(2)    The Starting Customer Count shall be adjusted as of the end of each fiscal year as follows:
(A)    As of September 30, 2017, the Starting Customer Count shall be reduced by the aggregate number of Customers (determined as of the date of divestiture) divested by the Company to an unrelated business during the fiscal year ending September 30, 2017, and increased by the number of Customers (not otherwise in the Starting Customer Count) acquired by the Company from an unrelated business and integrated into the Company’s [***] reporting system on or before September 30, 2017 (which Customers shall include, for the avoidance of doubt, any [***] originated at the acquired business following the acquisition and prior to the integration) [***].
(B)    As of September 30, 2018, the Starting Customer Count shall be reduced by the aggregate number of Customers (determined as of the date of divestiture) divested by the Company to an unrelated business during the fiscal

1

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

year ending September 30, 2018, and increased by the number of Customers (not otherwise in the Starting Customer Count) acquired by the Company from an unrelated business and integrated into the Company’s [***] reporting system on or before September 30, 2018 (which Customers shall include, for the avoidance of doubt, any [***] originated at the acquired business following the acquisition and prior to the integration) [***].
(C)    As of September 30, 2019, the Starting Customer Count shall be reduced by the aggregate number of Customers (determined as of the date of divestiture) divested by the Company to an unrelated business during the fiscal year ending September 30, 2019, and increased by the number of Customers (not otherwise in the Starting Customer Count) acquired by the Company from an unrelated business and integrated into the Company’s [***] reporting system on or before September 30, 2019 (which Customers shall include, for the avoidance of doubt, any [***] originated at the acquired business following the acquisition and prior to the integration) [***].
(iii)    Notwithstanding the foregoing, there shall be excluded from the definition of Customer (and from the calculation of the Starting Customer Count) for all purposes for the duration of the Performance Period any [***] otherwise meeting the definition of Customer but acquired by the Company from an unrelated business in a single transaction [***].

2

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C

[***]

3

CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. SUCH OMITTED PORTIONS, WHICH ARE MARKED WITH BRACKETS [ ] AND AN ASTERISK*, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

Change of Control with Respect to Utilities

For purposes of this Grant Letter, each of the following events shall constitute a “Change of Control” for Participants who are employees of UGI Utilities, Inc. (“Utilities”) or a subsidiary of Utilities as of the date of the occurrence of such event. Unless otherwise defined herein, capitalized terms are used as defined in the Plan (including, without limitation, Exhibit A thereto).

“Change of Control” shall include any of the following events:

(A)    UGI and the UGI Subsidiaries fail to own more than fifty percent (50%) of the then outstanding shares of common stock of Utilities or more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of Utilities entitled to vote generally in the election of directors; or

(B)    Completion by Utilities of a reorganization, merger or consolidation (a “Business Combination”), in each case, with respect to which all or substantially all of the individuals and entities who were the respective Beneficial Owners of Utilities’ outstanding common stock and voting securities immediately prior to such Business Combination do not, following such Business Combination, Beneficially Own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of Utilities’ outstanding common stock and voting securities, as the case may be; or

(C)    Completion of a complete liquidation or dissolution of the Utilities or sale or other disposition of all or substantially all of the assets of Utilities other than to a corporation with respect to which, following such sale or disposition, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of Utilities’ outstanding common stock and voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of Utilities’ outstanding common stock and voting securities, as the case may be, immediately prior to such sale or disposition.

4